Exhibit B(1)

Verification
Nationwide Life Insurance Company and
Separate Accounts of Nationwide Life Insurance Company

State of Ohio	)
County of Franklin	) ss:

The undersigned being duly sworn deposes and says that she has duly executed the attached Application dated April 2, 2009 for an on behalf of Nationwide Life Insurance Company, Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-6, Nationwide Variable Account-7, Nationwide Variable Account-8, Nationwide Variable Account-9, Nationwide Variable Account-10, Nationwide Variable Account-14, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, and Nationwide VLI Separate Account-7; and that all action by stockholders, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken.  Deponent further says that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information, and belief.

/s/JAMIE RUFF CASTO
Name: Jamie Ruff Casto
Title: Managing Counsel

Exhibit B(2)

Verification
Nationwide Life and Annuity Insurance Company and
Separate Accounts of Nationwide Life and Annuity Insurance Company

State of Ohio	)
County of Franklin	) ss:

The undersigned being duly sworn deposes and says that she has duly executed the attached Application dated April 2, 2009 for an on behalf of Nationwide Life and Annuity Insurance Company, Nationwide VA Separate Account-B, and Nationwide VL Separate Account-G; and that all action by stockholders, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken.  Deponent further says that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information, and belief.

/s/JAMIE RUFF CASTO
Name: Jamie Ruff Casto
Title: Managing Counsel

Exhibit B(3)

Verification
Nationwide Life Insurance Company of America and
Separate Accounts of Nationwide Life Insurance Company of America

State of Ohio	)
County of Franklin	) ss:

The undersigned being duly sworn deposes and says that she has duly executed the attached Application dated April 2, 2009 for an on behalf of Nationwide Life Insurance Company of America, Nationwide Provident VA Separate Account 1, and Nationwide Provident VLI Separate Account 1; and that all action by stockholders, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken.  Deponent further says that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information, and belief.

/s/JAMIE RUFF CASTO
Name: Jamie Ruff Casto
Title: Managing Counsel

Exhibit B(4)

Verification
Nationwide Life and Annuity Company of America and
Separate Accounts of Nationwide Life and Annuity Company of America

State of Ohio	)
County of Franklin	) ss:

The undersigned being duly sworn deposes and says that she has duly executed the attached Application dated April 2, 2009 for an on behalf of Nationwide Life and Annuity Company of America, Nationwide Provident VA Separate Account A, and Nationwide Provident VLI Separate Account A; and that all action by stockholders, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken.  Deponent further says that she is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of her knowledge, information, and belief.

/s/JAMIE RUFF CASTO
Name: Jamie Ruff Casto
Title: Managing Counsel

Exhibit B(5)

Verification
Nationwide Variable Insurance Trust

Commonwealth of Pennsylvania	)
County of Montgomery	) ss:

The undersigned being duly sworn deposes and says that he has duly executed the attached Application dated April 2, 2009 for an on behalf of Nationwide Variable Insurance Trust and that all action by shareholders, trustees, and other bodies necessary to authorize deponent to execute and file such instrument has been taken.  Deponent further says that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information, and belief.

/s/ERIC E. MILLER
Name: Eric E. Miller
Title: Secretary